Goodwill and Intangible Assets, Net - Schedule of Future Amortization Expense For Intangible Assets (Detail) - USD ($)	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Net Carrying Amount	$ 155,369	$ 208,196
BRIDGER AEROSPACE GROUP HOLDINGS, LLC [Member]
2023		105,654
2024		95,621
2025		6,762
2026		159
Net Carrying Amount		$ 208,196	$ 307,954